John Hancock Trust
Supplement dated June 1, 2009
to the Prospectus dated May 1, 2009
Small Cap Intrinsic Value Trust
On May 29, 2009, the Small Cap Intrinsic Value Trust was liquidated and its assets were distributed to its shareholders. On June 1, 2009, the fund was terminated as a series of the Trust.